Statements contained in this news release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors. Words such as "expect", "feel", "believe", "will", "may", "anticipate", "plan", "estimate", "intend", "should", and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. These statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of Independence and Staten Island. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Independence and Staten Island may not be combined successfully, or the combination may take longer to accomplish than expected; (2) the growth opportunities and cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the stockholders of either Independence or Staten Island may fail to approve the merger; (6) competitive factors which could affect net interest income and non-interest income, general economic conditions which could affect the volume of loan originations, deposit flows and real estate values; (7) the levels of non-interest income and the amount of loan losses as well as other factors discussed in the documents filed by Independence and Staten Island with the Securities and Exchange Commission from time to time. Neither Independence nor Staten Island undertakes any obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. This communication is being made in respect of the proposed merger of Independence and Staten Island. In connection with the proposed transaction, Independence filed a registration statement on Form S-4 with the SEC on December 24, 2003, which was subsequently amended on January 30, 2004, containing the definitive joint proxy statement/prospectus for the stockholders of Independence and Staten Island. STOCKHOLDERS OF INDEPENDENCE AND STOCKHOLDERS OF STATEN ISLAND ARE ENCOURAGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The definitive joint proxy statement/prospectus on file with the SEC, as well as other relevant material (when they become available) and any other documents filed by Independence or Staten Island with the SEC, are (or will be) available free of charge at the SEC's website, www.sec.gov, from Independence Community Bank Corp., 195 Montague Street, Brooklyn, New York 11201, Attention: Investor Relations, or from Staten Island Bancorp, Inc., 1535 Richmond Avenue, Staten Island, New York 10314, Attention: Investor Relations. Independence, Staten Island and their respective directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transactions. Information regarding Independence's directors and executive officers is available in Independence's proxy statement for its 2003 annual meeting of stockholders, which was filed with the SEC on April 25, 2003, and information regarding Staten Island's directors and executive officers is available in Staten Island's proxy statement for its 2003 annual meeting of stockholders, which was filed on April 7, 2003. Additional information regarding the interests of such potential participants is included in the definitive joint proxy statement/prospectus on file with the SEC and will be included in other relevant documents filed with the SEC when they become available.

Profile Community oriented financial institution 153 Years urban New York market $9.5 billion asset base 84 full service branches operating in New York & New Jersey Service 310,000 households and 18,000 businesses Strategic business structure Commercial real estate division... leader in multi-family lending... significant initiative in multi-family secondary market Business banking division... traditional business lender Consumer banking division... consumer and small to mid- sized business banking and loan products

Financial Performance ($ in millions, except per share data & ratios) 2003 2002 2001 Net Income $ 137.0 $ 122.4 $ 86.1 Diluted EPS $ 2.60 $ 2.24 $ 1.58 Dividends $ 34.5 $ 26.5 $ 19.0 Net Interest Margin 3.68% 4.23% 3.69% Return on Assets 1.58% 1.55% 1.19% Return on Equity 14.60% 13.56% 10.32% Assets $ 9,546.6 $ 8,023.6 $ 7,624.8 Loans, net $ 6,092.7 $ 5,736.8 $ 5,796.2 Deposits $ 5,304.1 $ 4,940.1 $ 4,794.8 Capital $ 991.1 $ 920.3 $ 880.5

Net Income Growth... (FYE; $ in millions) 3/1/1999 3/1/2000 3/1/2001 12/1/2001 12/1/2002 12/3/2003 Net Income 45.2 53.2 62 86.1 122 137 EPS 0.66 0.9 1.1 1.58 2.24 2.6

Non Interest Income Dec-00 12/1/2001 12/2/2002 12/1/2003 Other 3.6 8.6 10.3 17.3 Retail Banking 17.9 27 31.1 33.5 Lending Fees 4.3 5.4 19.4 35.8 Mortgage Banking 1.6 12.9 13.8 25.4 ($ in millions) $27 $54 $75 $112 12 months ended 16% 65% 6% 13% 10% 50% 24% 16% 26% 42% 18% 14% 32% 30% 23% 15% Mortgage Banking Lending Fees Retail Banking Other - Origination & servicing - Mortgage prepay - Banking service - BOLI - Gain on sale - sec. mkt. - Modification & extension - ATM - Other income - Amortization servicing rights - Other lending - Annuity & insurance

Multi Family 0.46 1 4 & co-op 0.15 Comm RE 0.17 C&I 0.11 Funding Line of Credit 0.08 Consumer 0.03 Loan Composition Transition Weighted Average Yield = 7.34% December 31, 2001 Multi Family 0.46 1 4 & Co-op 0.05 Comm RE 0.26 C&I 0.1 Funding Line of Credit 0.08 Consumer 0.05 Weighted Average Yield = 6.03% December 31, 2003 Total Loans: $5.874 Billion Total Loans: $6.172 Billion Multi-family Consumer Commercial Real Estate C&I C&I 1-4's & Co-op Commercial Real Estate Consumer Multi-family 1-4's & Co-op FNMA Serviced Loans $922 million FNMA Portfolio Yield = 6.85% FNMA Serviced Loans $3.6 billion FNMA Portfolio Yield = 5.59% Warehouse Lines Warehouse Lines

CDs 0.39 Savings 0.3 MMA & AMA 0.13 Non interest bearing demand 0.09 Interest bearing demand 0.09 Increasing, Low Cost Deposit Base Weighted Average Cost = 2.42% December 31, 2001 Weighted Average Cost = 0.91% December 31, 2003 Total Deposits: $4.795 Billion Total Deposits: $5.304 Billion CDs Savings Interest bearing demand MMA Non-interest bearing demand CDs 0.26 Savings 0.3 MMA & AMA 0.17 Non interest bearing demand 0.14 Interest bearing demand 0.13 CDs Savings MMA Non-interest bearing demand Interest bearing demand

Key Business Drivers Grow business & commercial real estate lending portfolio by 5%-10% per year Increase low cost core deposits to 75% of deposit base (currently 74%) Increase non-interest income to 30% of revenues (currently 28%) Maintain efficiency ratio of approximately 45% while investing in infrastructure (people, products, delivery channels) (currently 46%) Acquisitions which are accretive to earnings while minimizing book value dilution Result... earnings growth of 10%-15% year over year

Business Model............Competitive Advantage Generates Market Leader - Multi-Family Lending Diverse Consumer Banking Franchise Expanding Commercial Lending Capabilities Unique Mortgage Warehouse Function Well Defined Credit Discipline Superior Cash Management Suite of Products Consistent Operating Performance

Multi-faceted Approach to Multi-family Lending Market Leader Equity Ownership - Meridian Capital Origination In House Staff Underwriting, Appraisal & Servicing Fannie Mae $3.6 billion Investment Decision Broker Driven "Independence Process" Portfolio $2.8 billion Deposit Generator Lease Security Operating Corporate Private Wealth Geographic Expansion

Multi-family Originations ICB Portfolio Fannie Mae 3/31/1999 789 0 3/1/2000 785 0 3/1/2001 288 253 Dec-01* 324 442 12/30/2002 506 1166 12/3/2003 1131 1622 ($ in millions) * For the nine months ended. $541 $766 $1,672 $2,753

Warehouse Mortgage Lines 302% ($ in millions) Floating rate asset with significant fees and deposits Absorbs excess liquidity during high repayment periods Dominant position in middle market in NY - NJ area Northeast expansion in progress Warehouse Mortgage Lines Portfolio

Commercial Lending Capabilities Account relationship officers Commercial lenders with strong credit background Supported by underwriting & servicing staff Source of low cost deposits Broker Sourced In house appraisal, underwriting & servicing Originated for portfolio Average size $1.6 million Commercial Lending Commercial Mortgage $1.6 billion Commercial Business $606 million

Credit Quality Reserves/Loans 3/1/2000 3/1/2001 12/1/2001 12/2/2002 12/3/2003 ALL as % of Loans 0.0142 0.0136 0.0133 0.0138 0.0129 ALL as % of Loans ex. Multi-family & Warehouse 0.0224 0.0294 0.029 0.0299 0.0281

Credit Quality NPLs / Loans & NCOs / Average Loans Reserves/NPLs 3/1/2000 3/1/2001 12/1/2001 12/2/2002 12/3/2003 NPLs/Loans 0.0053 0.0068 0.0078 0.0072 0.0059 NCOs/Average Loans -0.001 0 0.0002 0.001 0.0008

Deposit Delivery Channels Private Banking Business development officers Retail network Low Cost Core Deposits Call center Commercial lenders Cash management sales force Focus Web site & on-line banking

Commercial Deposit Capabilities Introduction of sophisticated commercial cash management products in 2nd Q of '02 Contributes to fee generation and margin ($ in millions) Commercial Deposit Balance 135%

Branch Franchise Branches consolidated by zip code. Scheduled in 2004. Independence $5.3 billion in deposits 84 branches

Capitalization ICBC NFB NYB 12/31/2001 0.1155 0.0834 0.1068 12/30/2002 0.1147 0.0707 0.117 12/3/2003 0.1038 0.0705 0.1224 ICBC NFB NYB 12/31/2001 0.0924 0.0601 0.0365 12/30/2002 0.0935 0.052 0.0609 12/3/2003 0.0861 0.0514 0.0397 Equity/Assets Tangible Equity/Tangible Assets

Capital Management Share repurchase activities Repurchased an aggregate of 33.5 million shares or 44% of shares outstanding totaling $553.9 million. Reissued 9.1 million shares, or 12.0%, in connection with two acquisitions Average price of Treasury Stock $17.58 vs. 12/31/03 price of $35.97 Dividend policy Target 30%-35% payout ratio on GAAP earnings

Investment Highlights: Earnings model has significant momentum... demonstrated ability to grow in all divisions Diversified asset mix Leadership in multi-family mortgage market Solid consistent credit culture Significant non-interest income Low cost deposit base - proven customer loyalty Strong capital base Proficient in integrating acquisitions Strong brand identity

Staten Island Transaction

Strategic Rationale for Merger Creates a $17 billion community bank Pro forma market capitalization of $3.3 billion (1) Loans of $9.0 billion - 60% commercial Deposits of $9.0 billion - 70% core Complementary strengths Independence's peer group-leading asset generation capabilities SI Bank & Trust's strong core deposit funding Expands geographic presence Adds $2.3 billion of deposits on Staten Island (2) Creates $2.2 billion deposit franchise in New Jersey (3) Source: Company reports. (1) Combined market capitalization as of November 21, 2003. (2) Source: Company reports as of September 30, 2003. (3) Source: SNL Financial as of June 30, 2003.

Strategic Rationale for Merger (cont'd) Financially attractive Immediately accretive 8% accretive to GAAP EPS in 2005, excluding purchase accounting adjustments Complementary franchises provide opportunities for cost savings & revenue enhancements 40% of SI Bank & Trust's expenses Back-office/administration consolidation drives cost saves Revenue enhancements identified; none assumed Sale of majority of SIB Mortgage to Lehman Brothers Creates significant opportunity for shareholder value creation

Source: SNL Financial. Branch count as of November 21, 2003. Deposit data is as of June 30, 2003. Pro forma for pending acquisitions/divestitures. Balanced Geographic Presence Pro Forma Branch Franchise Independence Community Bank SI Bank & Trust (Dollars in thousands)

Combines Leading Asset Generation Capability With Strong Core Deposit Funding ICBC Multi-Family Originations SIB Deposit Growth ICBC Portfolio Fannie Mae 12/1/2001 379 597 12/2/2002 506 1166 Sep-03 * 558 1435 $976 $1,672 $1,993 12/31/2001 2901 12/31/2002 3464 9/30/2003 3856 33% 104% * For the nine months ended. (Dollars in millions)

Diverse Loan Composition Multi-family 0.48 1-4's & Co-op 0.16 Commercial RE 0.17 C&I 0.1 Warehouse lines 0.06 Consumer 0.03 Consumer C&I Commercial Real Estate 1-4's & Co-op Multi-Family CDs 0.27 Savings 0.32 MMA 0.23 Demand 0.07 1-4's & Co-op Commercial Real Estate Multi-family September 30, 2001 - ICBC Total Loans: $5.6 Billion Total Loans: $5.6 Billion September 30, 2003 - ICBC Pro Forma - ICBC/SIB Total Loans: $9.0 Billion Warehouse Lines Multi-family 0.43 1-4's & Co-op 0.06 Commercial RE 0.25 C&I 0.1 Warehouse lines 0.11 Consumer 0.05 Consumer C&I Commercial Real Estate 1-4's & Co-op Multi-Family Warehouse Lines C&I Consumer Warehouse Lines

Weighted Average Cost = 1.13% Core Deposits = 71% Weighted Average Cost = 0.94% Core Deposits = 72% Weighted Average Cost = 3.14% Core Deposits = 57% Increasing, Low Cost Deposit Base CDs 0.43 Savings 0.28 MMA 0.12 Non-interest bearing demand 0.09 Interest bearing demand 0.08 Interest bearing demand Non-interest bearing demand MMA Savings CDs CDs 0.28 Savings 0.31 MMA 0.15 Non-interest bearing demand 0.13 Interest bearing demand 0.13 Interest bearing demand Non-interest bearing demand MMA Savings CDs CDs 0.29 Savings 0.3 MMA 0.19 Demand 0.22 Other Core 0 Demand MMA Savings CDs September 30, 2001 - ICBC Total Deposits: $4.8 Billion Total Deposits: $5.2 Billion September 30, 2003 - ICBC Pro Forma - ICBC/SIB Total Deposits: $9.0 Billion

Transaction Structure Fosters ICBC Business Model Grow business & commercial real estate lending portfolio by 5% - 10% per year Increase low cost core deposits to 75% of deposit base (pro forma 71%) Increase non-interest income to 30% of revenues (pro forma 27%) Acquisitions which are accretive to earnings Result...earnings per share growth of 10% - 15% year over year ICBC Results are Driven by Top Line Growth, Not Financial Engineering